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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  March 2, 2001



                              IBIZ TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

          Florida                   000-027619                 86-0933890
          -------                   ----------                 ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

      1919 West Lone Cactus Drive, Phoenix, Arizona 85021, (623) 492-9200
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         (Address and telephone number of principal executive offices)


                       Robert L. Lane, Lane & Ehrlich, Ltd
                       -----------------------------------
    4001 N. Third St., Suite 400, Phoenix, Arizona 85012-2065, (602) 264-4442
    -------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)


          COPY TO: Stephen R. Boatwright, Esq., Gammage & Burnham, PLC
                   ---------------------------------------------------
  Two North Central Avenue, 18th Floor, Phoenix, Arizona 85004, (602) 256-0566
  ----------------------------------------------------------------------------


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         On February 28, 2001, the Securities and Exchange Commission (the "Commission") commenced an administrative proceeding against the Company.
The Company has negotiated and submitted a settlement offer, which has been formally approved by the Commission itself. This settlement has resulted in an administrative order being issued which orders the Company to cease and desist from committing or causing any future violations of Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder. No other relief against the Company is being sought.

         This administrative proceeding is based on the Commission's allegations that the Company, through its President and CEO Ken Schilling, referenced certain reports prepared by Michael A. Furr in its press releases, and posted hyperlinks to Furr's reports on its website. The Commission alleges that the Furr reports contained false revenue and
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stock price projections. The Commission also alleges that the Company falsely characterized Furr as independent of the Company. The Company neither admits nor denies the allegations as part of the settlement offer.

         On February 28, 2001, the Securities and Exchange Commission filed a federal court action in the District of Arizona against Ken Schilling, CEO of the Company. Mr. Schilling, however, has reached a settlement with the Commission in which he neither admits nor denies the allegations made against him. Pursuant to this settlement, Mr. Schilling will be permanently enjoined from violating Section 10(b) of the Exchange Act or Rule 10b-5 thereunder. Mr. Schilling will also be required to pay a $20,000 civil penalty. The allegations relate to those referred to above.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 2, 2001.


                                         iBIZ Technology Corp.,
                                         a Florida Corporation

                                         By: /s/ Kenneth W. Schilling
                                             -----------------------------------
                                             Kenneth W. Schilling, President,
                                              Director


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